Exhibit 10.86

NONE OF THE SECURITIES TO WHICH THIS DIRECTION RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.
To:	SmarTire Systems Inc. 13151 Vanier Place Suite 150 Richmond, British Columbia Canada V6V 2J1

D I R E C T I O N

WHEREAS:

A. West Sussex Trading, Inc. ("West Sussex Trading") is a party to that certain Advisory Agreement (the "Advisory Agreement") with SmarTire Systems Inc. ("SmarTire") dated as of September 4, 2002, pursuant to which West Sussex Trading has agreed to act as a non-exclusive advisor to SmarTire in raising new equity and/or debt financing (the "Funds"), and, in part consideration for such services (the "Services"), SmarTire has agreed to issue to West Sussex Trading five year warrants (the "Warrants") to purchase common shares in the capital of SmarTire (the "Shares") equal in number to seven percent (8%) of the total number of common shares in the capital of SmarTire purchased by the Investors; and

B. West Sussex Trading and SmarTire have entered into an Advisory Fee Payment and Subscription Agreement (the "Subscription Agreement") dated as of the 7th day of May, 2003 pursuant to which West Sussex Trading, in part consideration for the Services provided to SmarTire under the Advisory Agreement, is entitled to receive 97,143 Warrants, of which 57,143 are exercisable at an exercise price of U.S.$0.35 and 40,000 are exercisable at an exercise price of U.S.$0.10 per Share until 5:00 p.m. (Vancouver time) on May 7, 2008; and

C. West Sussex Trading has assigned its rights under the Subscription Agreement with respect to Sixteen Thousand One Hundred and Ninety-Four (16,194) Warrants to John A. Finbury (the "Assignee").

SMARTIRE IS HEREBY DIRECTED to issue Sixteen Thousand One Hundred and Ninety-Four (16,194) Warrants to the Assignee pursuant to the Subscription Agreement.

DATED at Haverhill, MA as of the 7th day of May, 2003.

WEST SUSSEX TRADING, INC.

By: John Finbury
Authorized Signatory

AGREEMENTS OF THE ASSIGNEE

The undersigned Assignee hereby acknowledges and agrees that:

(a) the Warrants and the Shares will be issued pursuant to exemptions from the registration and prospectus requirements of the securities legislation in all jurisdictions relevant to the Subscription Agreement; and

(b) as a consequence, SmarTire must take such steps as it, in its sole discretion, deems appropriate to ensure compliance with such legislation, and with the rules and policies of the relevant regulatory authorities and stock exchanges, including, without limitation, obtaining from the Assignee certain representations, warranties and covenants.

Therefore, in consideration of the foregoing, the Assignee hereby agrees as follows:

1. Questionnaire

1.1 The Assignee agrees to execute and deliver to SmarTire together with a fully-executed copy of this Direction and a Prospective Investor Suitability Questionnaire in the form attached as Appendix 1 (the "Questionnaire").

2. Acknowledgements of the Assignee

2.1 The Assignee acknowledges and agrees that:

(a) none of the Warrants or the Shares (collectively, the "Securities") have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(b) the Assignee acknowledges that SmarTire has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;

(c) the decision to execute this Direction and acquire the Securities hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of SmarTire, and such decision is based entirely upon a review of information (the receipt of which is hereby acknowledged) which has been filed by SmarTire with the United States Shares and Exchange Commission and in compliance, or intended compliance, with applicable securities legislation (collectively, the "Public Record");

(d) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(e) there is no government or other insurance covering the Securities;

(f) SmarTire has advised the Assignee that SmarTire is relying on an exemption from the requirements to provide the Assignee with a prospectus and to sell the Securities through a person registered to sell securities under the Securities Act (British Columbia) (the "B.C. Act") and, as a consequence of acquiring the Shares pursuant to this exemption, certain protections, rights and remedies provided by the B.C. Act, including statutory rights of rescission or damages, will not be available to the Assignee;

(g) the Assignee and the Assignee's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from SmarTire in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about SmarTire;

(h) SmarTire is entitled to rely on the representations and warranties and the statements and answers of the Assignee contained in this Direction and in the Questionnaire;

(i) the Assignee will indemnify and hold harmless SmarTire and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Assignee contained herein or in any document furnished by the Assignee to SmarTire in connection herewith (including, without limitation, the Questionnaire) being untrue in any material respect or any breach or failure by the Assignee to comply with any covenant or agreement made by the Assignee to SmarTire in connection therewith;

(j) none of the Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Assignee that any of the Securities will become listed on any stock exchange or automated dealer quotation system; except that currently the common shares of SmarTire are listed for trading on the Nasdaq SmallCap Market;

(k) none of the Securities may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Restricted Period (as defined herein);

(l) offers and sales of any of the Securities prior to the expiration of a period of one year after the date of issuance of such Securities (the "Restricted Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Restricted Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom;

(m) there are additional restrictions on the Assignee's ability to resell the Securities under the B.C. Act and Multilateral Instrument 45-103 adopted by the British Columbia Securities Commission and it is the Assignee's responsibility to determine and comply with all applicable resale restrictions before selling any of the Securities;

(n) SmarTire will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act; and

(o) the Assignee has been advised to consult the Assignee's own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and SmarTire is not in any way responsible) for compliance with applicable resale restrictions.

3. Representations, Warranties and Covenants of the Assignee

3.1 The Assignee hereby represents and warrants to and covenants with SmarTire (which representations, warranties and covenants shall survive the closing) that:

(a) the Assignee is resident in the United States and is not a resident of British Columbia;

(b) the Assignee has received and carefully read this Direction;

(c) the Assignee has the legal capacity and competence to enter into and execute this Direction and to take all actions required pursuant hereto;

(d) the Assignee has duly executed and delivered this Direction and it constitutes a valid and binding agreement of the Assignee enforceable against the Assignee;

(e) the entering into of this Direction and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Assignee, or of any agreement, written or oral, to which the Assignee may be a party or by which the Assignee is or may be bound;

(f) the Assignee (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and can afford the complete loss of such investment;

(g) the Assignee is aware that an investment in SmarTire is speculative and involves certain risks, including the possible loss of the investment, and the Assignee has carefully read and considered the matters set forth under the caption "Risk Factors" appearing in SmarTire's most recent annual report on Form 10-KSB and other periodic reports filed with the SEC;

(h) the Assignee has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and SmarTire, and the Assignee is providing evidence of such knowledge and experience in these matters through the information requested in the Questionnaire;

(i) the Assignee understands and agrees that SmarTire and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Direction and the Questionnaire, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Assignee shall promptly notify SmarTire;

(j) all information contained in the Questionnaire is complete and accurate and may be relied upon by SmarTire, and the Assignee will notify SmarTire immediately of any material change in any such information occurring prior to the closing of the purchase of the Securities;

(k) the Assignee is purchasing the Securities for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Securities, and the Assignee has not subdivided his interest in the Securities with any other person;

(l) the Assignee is not an underwriter of, or dealer in, the common shares of SmarTire, nor is the Assignee participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(m) the Assignee has made an independent examination and investigation of an investment in the Securities and SmarTire and has depended on the advice of its legal and financial advisors and agrees that SmarTire will not be responsible in anyway whatsoever for the Assignee's decision to invest in the Securities and SmarTire;

(n) if the Assignee is acquiring the Securities as a fiduciary or agent for one or more investor accounts, the investor accounts for which the Assignee acts as a fiduciary or agent satisfy the definition of an "Accredited Investor", as the term is defined under Regulation D of the 1933 Act, and none of the investor accounts are maintained for the benefit of a resident of British Columbia;

(o) if the Assignee is acquiring the Securities as a fiduciary or agent for one or more investor accounts, the Assignee has sole investment discretion with respect to each such account, and the Assignee has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

(p) the Assignee is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(q) no person has made to the Assignee any written or oral representations:

(i) that any person will resell or repurchase any of the Securities;

(ii) that any person will refund the purchase price of any of the Securities; or

(iii) as to the future price or value of any of the Securities.

3.2 In this Direction, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S and for the purpose of the Agreement includes any person in the United States.

4. Acknowledgement and Waiver

4.1 The Assignee has acknowledged that the decision to acquire the Securities was solely made on the basis of publicly available information contained in the Public Record. the Assignee hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Assignee might be entitled in connection with the distribution of any of the Securities.

5. Legending of Subject Securities

5.1 The Assignee hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear legends in substantially the following forms:

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

The Assignee hereby acknowledges and agrees to SmarTire making a notation on its records or giving instructions to the registrar and transfer agent of SmarTire in order to implement the restrictions on transfer set forth and described in this Direction.

6. Costs

6.1 The Assignee acknowledges and agrees that all costs and expenses incurred by the Assignee (including any fees and disbursements of any special counsel retained by the Assignee) relating to the acquisition of the Securities shall be borne by the Assignee.

7. Governing Law

7.1 This Direction is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. the Assignee irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

8. Survival

8.2 This Direction, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Assignee pursuant hereto.

9. Assignment

9.1 This Direction is not transferable or assignable.

10. Counterparts and Electronic Means

10.1 This Direction may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument. Delivery of an executed copy of this Direction by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Direction as of the date first above written.

11. Severability

11.1 The invalidity or unenforceability of any particular provision of this Direction shall not affect or limit the validity or enforceability of the remaining provisions of this Direction.

IN WITNESS WHEREOF the undersigned has duly executed this Direction as of the 7th day of May, 2003.

SIGNED, SEALED and DELIVERED by JOHN A. FINBURY in the presence of: /s/ Patricia Braydon Signature Patricia A. Braydon Print Name 16 Canterbury Street Address Andover, MA 01810 Teacher Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ John Finbury JOHN A. FINBURY 55 Ginty Boulevard Address of Assignee Haverhill, Massachusetts 01830

APPENDIX 1

ACCREDITED INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Direction.

This Questionnaire is for use by the undersigned US person (as that term is defined Regulation S of the United States Securities Act of 1933 (the "1933 Act")) who has indicated an interest in acquiring Securities of SMARTIRE SYSTEMS INC. ("SmarTire"). The purpose of this Questionnaire is to assure SmarTire that the undersigned will meet the standards imposed by the 1933 Act and the appropriate exemptions of applicable state securities laws. SmarTire will rely on the information contained in this Questionnaire for the purposes of such determination. The Securities will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(2) and Regulation D of the 1933 Act. This Questionnaire is not an offer of the Securities or any other securities of SmarTire in any state other than those specifically authorized by SmarTire.

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, the undersigned agrees that, if necessary, this Questionnaire may be presented to such parties as SmarTire deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of exemption from registration in connection with the sale of the Securities under the Agreement.

The undersigned covenants, represents and warrants to SmarTire that it satisfies one or more of the categories of "Accredited Investors", as defined by Regulation D promulgated under the 1933 Act, as indicated below: (Please initial in the space provide those categories, if any, of an "Accredited Investor" which the Subscriber satisfies)

Category 1

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US $5,000,000;

	Category 2	A natural person whose individual net worth, or joint net worth with that person's spouse, on the date of purchase exceeds US $1,000,000;

Category 3

A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

__________	Category 4

A "bank" as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors;

	Category 5	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States);

	Category 6	A director or executive officer of SmarTire;
Category 7

A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act;

	Category 8	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories;

Note that the undersigned, in claiming to satisfy one of the above categories of Accredited Investor, may be required to supply SmarTire with a balance sheet, prior years' federal income tax returns or other appropriate documentation to verify and substantiate the undersigned's status as an Accredited Investor.

If the Subscriber is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth:

______________________________________________________________________________

______________________________________________________________________________

The undersigned hereby certifies that the information contained in this Questionnaire is complete and accurate and the Subscriber will notify SmarTire promptly of any change in any such information. If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the undersigned represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the 7th day of May, 2003.

If a Corporation, Partnership or Other Entity:	If an Individual:
____________________________________ Print of Type Name of Entity ____________________________________ Signature of Authorized Signatory ____________________________________ Type of Entity	/s/ John Finbury Signature John A. Finbury Print or Type Name ###-##-#### Social Security/Tax I.D. No.